UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                 March 16, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                           Central Freight Lines, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                         000-50485                  74-2914331
         ------                         ---------                  ----------

(State or other jurisdiction           (Commission                (IRS Employer
    of incorporation or                File number)              Identification
       organization)                                                 Number)

                      5601 West Waco Drive, Waco, TX, 76710
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip code)

               Registrant's telephone number, including area code:
                                 (254) 772-2120


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ITEM 7. Financial Statement and Exhibits

(a)   Financial statements of businesses acquired.

      Not applicable

(b)   Pro forma financial information.

      Not applicable

(c)   Exhibits.

      99.1  Press Release dated March 16, 2004.

ITEM 9. Regulation FD Disclosure

On March 16, 2004, Central Freight Lines, Inc. announced its expansion into the Pacific Northwest through the purchase of certain assets of Eastern Oregon Fast Freight, Inc. The public announcement was made by means of a press release attached, the text of which is being furnished to the U. S. Securities and Exchange Commission in Exhibit 99.1 hereto.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause actual results to differ materially. Please refer to the Company's prospectus filed on December 12, 2003, and the Company's other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Central Freight Lines, Inc.

                                         Registrant

March 16, 2004          /s/ Jeff Hale
                            ------------------------------------------
                            Jeff Hale
                            Senior Vice President and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.       Description

99.1              Press release dated March 16, 2004


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